UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 4, 2014

STERLING BANCORP

(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Rella Boulevard, Montebello, New York (Address of principal executive offices)	10901 (Zip Code)

(Registrant’s telephone number, including area code):  (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On November 4, 2014, Sterling Bancorp, a Delaware corporation (“Sterling”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hudson Valley Holding Corp., a New York corporation (“Hudson Valley”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Hudson Valley will merge with and into Sterling (the “Merger”), with Sterling as the surviving corporation in the Merger.  Immediately following the Merger, Hudson Valley’s wholly owned subsidiary, Hudson Valley Bank, N.A., will merge with and into Sterling’s wholly owned subsidiary, Sterling National Bank (the “Bank Merger”), with Sterling National Bank as the surviving entity in the Bank Merger.  The Merger Agreement was unanimously approved and adopted by the Board of Directors of each of Sterling and Hudson Valley.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Hudson Valley stockholders will have the right to receive 1.92 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Sterling (“Sterling Common Stock”) for each share of common stock, par value $0.20 per share, of Hudson Valley (“Hudson Valley Common Stock”).  At the Effective Time, each restricted stock unit award granted by Hudson Valley will vest, with any performance-based vesting condition deemed satisfied to the extent provided in the applicable award agreement (or, if not provided in the applicable award agreement, then deemed satisfied at target), and be converted into the right to receive a cash amount equal to (i) the number of shares subject to such restricted stock unit award multiplied by (ii) the product of the average closing price for Sterling Common Stock for the five trading days ending on the day immediately preceding the closing date and the Exchange Ratio (the “Per Share Cash Consideration Value”), less applicable tax withholdings.  Each in-the-money stock option granted by Hudson Valley will vest in full and be converted into the right to receive a cash amount equal to the product of (i) the number of shares subject to such stock option multiplied by (ii) the Per Share Cash Consideration, minus the exercise price of such option, and any out-of-the-money stock options granted by Hudson Valley will be cancelled for no consideration.  Each restricted share of Hudson Valley Common Stock will vest, with any performance-based vesting condition deemed satisfied to the extent provided in the applicable award agreement, and be converted into the right to receive 1.92 shares of Sterling Common Stock.

The Merger Agreement also provides, among other things, that, effective as of the Effective Time, Sterling will appoint four current members of the board of directors of Hudson Valley, as designated by Sterling, to the boards of directors of Sterling and Sterling National Bank.

The Merger Agreement contains customary representations and warranties from both Sterling and Hudson Valley, each with respect to its and its subsidiaries’ businesses, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time and each party’s obligation to call a meeting of its stockholders to adopt the Merger Agreement, and, subject to certain exceptions, to recommend that its stockholders adopt the Merger Agreement. Hudson Valley has also agreed to customary non-solicitation covenants relating to alternative acquisition proposals, subject to certain exceptions.

The completion of the Merger is subject to customary conditions, including (1) adoption of the Merger Agreement by Hudson Valley’s stockholders and by Sterling’s stockholders, (2) authorization for listing on the New York Stock Exchange of the shares of Sterling Common Stock to be issued in the Merger, (3) the receipt of required regulatory approvals, including the approval of the Federal Reserve Board and the Office of the Comptroller of the Currency, (4) effectiveness of the registration statement on Form S-4 for the Sterling Common Stock to be issued in the Merger, and (5) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the completion of the Merger illegal.  Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement and (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Sterling and Hudson Valley and further provides that a termination fee of $20,000,000 will be payable by either Sterling or Hudson Valley, as applicable, upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact.  In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Sterling or Hudson Valley, their respective affiliates or their respective businesses.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Sterling, Hudson Valley, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a joint proxy statement of

Sterling and Hudson Valley and a prospectus of Sterling, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of Sterling and Hudson Valley make with the Securities and Exchange Commission (“SEC”).

Item 8.01                                           Other Events

Voting Agreements

Simultaneous with the execution of the Merger Agreement, each of Sterling and Hudson Valley entered into voting agreements (collectively, the “Voting Agreements”) with certain stockholders of the other, in which each such stockholder agreed, among other things, to vote the shares of Hudson Valley Common Stock or Sterling Common Stock, as applicable, owned beneficially or of record by him or her in favor of the Merger and against any proposal made in competition with the Merger, as well as certain other restrictions with respect to the voting and transfer of his or her shares of Hudson Valley Common Stock or Sterling Common Stock, as applicable.  The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreements, forms of which are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

The information presented herein contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Sterling Bancorp’s and Hudson Valley Holding Corp.’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Sterling Bancorp’s and Hudson Valley Holding Corp.’s reports filed with the SEC and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Sterling Bancorp and Hudson Valley Holding Corp. stockholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Sterling Bancorp and Hudson Valley Holding Corp. businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Important Additional Information

Investors and security holders are urged to carefully review and consider each of Sterling Bancorp’s and Hudson Valley Holding Corp.’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by Sterling Bancorp with the SEC may be obtained free of charge at Sterling Bancorp’s website at www.sterlingbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Sterling Bancorp by requesting them in writing to Sterling Bancorp, 400 Rella Boulevard, Montebello, New York 10901 Attention: Investor Relations, or by telephone at (845) 369-8040.

The documents filed by Hudson Valley Holding Corp. with the SEC may be obtained free of charge at Hudson Valley Holding Corp.’s website at www.hudsonvalleybank.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Hudson Valley Holding Corp. by requesting them in writing to Hudson Valley Holding Corp.,

c/o Hudson Valley Bank, 21 Scarsdale Road, Yonkers, New York 10707; Attention: Investor Relations, or by telephone at (914) 961-6100.

In connection with the proposed transaction, Sterling Bancorp intends to file a registration statement on Form S-4 with the SEC which will include a joint proxy statement of Hudson Valley Holding Corp. and Sterling Bancorp and a prospectus of Sterling Bancorp, and each party will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Hudson Valley Holding Corp. and Sterling Bancorp are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the proposed transaction. A definitive joint proxy statement/prospectus will be sent to the stockholders of each institution seeking the required stockholder approvals. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from Sterling Bancorp or Hudson Valley Holding Corp. by writing to the addresses provided for each company set forth in the paragraphs above.

Sterling Bancorp, Hudson Valley Holding Corp., their directors, executive officers and certain other persons may be deemed participants in the solicitation of proxies from Sterling Bancorp and Hudson Valley Holding Corp. stockholders in connection with the proposed transaction. Information about the directors and executive officers of Sterling Bancorp and their ownership of Sterling Bancorp common stock is set forth in the definitive proxy statement for Sterling Bancorp’s 2014 annual meeting of stockholders, as previously filed with the SEC on January 10, 2014. Information about the directors and executive officers of Hudson Valley Holding Corp. and their ownership of Hudson Valley Holding Corp. common stock is set forth in the definitive proxy statement for Hudson Valley Holding Corp.’s 2014 annual meeting of stockholders, as previously filed with the SEC on April 9, 2014.  Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available. Free copies of the registration statement and joint proxy statement/prospectus may be obtained as described in the paragraphs above.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 4, 2014, by and between Sterling Bancorp and Hudson Valley Holding Corp.
99.1	Form of Voting Agreement, dated as of November 4, 2014, by and between Sterling Bancorp and certain stockholders of Hudson Valley Holding Corp.
99.2	Form of Voting Agreement, dated as of November 4, 2014, by and between Hudson Valley Holding Corp. and certain stockholders of Sterling Bancorp.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING BANCORP

Date: November 7, 2014	By:	/s/ Luis Massiani
	Name:	Luis Massiani
	Title:	Senior Executive Vice President and Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 4, 2014, by and between Sterling Bancorp and Hudson Valley Holding Corp.
99.1	Form of Voting Agreement, dated as of November 4, 2014, by and between Sterling Bancorp and certain stockholders of Hudson Valley Holding Corp.
99.2	Form of Voting Agreement, dated as of November 4, 2014, by and between Hudson Valley Holding Corp. and certain stockholders of Sterling Bancorp.